EXHIBIT 10.1

PHILUX GLOBAL GROUP INC. (f/k/a PHI GROUP, INC.)
Creating Enduring Value

Ngày 09 tháng 2 năm 2023

Ô. Nguyễn Thành Long
Chủ tịch HĐQT kiêm Tổng Giám Đốc
Công ty TNHH Xây Lắp Thành Nam Long
Lô C10-18 đường số 5, Khu Đô thị Tây Bắc
Phường Vĩnh Quang, TP Rạch Gía
Tỉnh Kiên Giang Việt Nam

V/v: Chấm dứt Hợp đồng Tham gia Quỹ đầu tư Hạ Tầng PHILUX Global Infrasrructure Fund, một quỹ đầu tư theo định chế ngân hàng Luxembourg.

Kính thưa Ông Long,

Văn bản này nhằm xác nhận rằng, theo điều 2 của Hợp đồng tham gia quỹ Philux Infrastructure Fund được ký kết bởi và giữa Công ty TNHH Thành Nam Long và Philux Global Group Inc. vào ngày 02 tháng 02 năm 2023, Hợp đồng này được chấm dứt hiệu lực ngay lập tức tại đây bởi Philux Global Group Inc. vì Công ty trách nhiệm hữu hạn Thành Nam Long đã không thực hiện đầy đủ các nghĩa vụ của mình theo Hợp đồng Tham gia Quỹ nói trên.

Nếu Ông cần thêm thông tin hoặc có bất kỳ câu hỏi nào, xin vui lòng liên hệ với người ký tên dưới đây.

Cảm ơn Ông.

Trân trọng,

/ký tên và đóng dấu/ Henry D Fahman
Henry D Fahman
Chủ tịch HĐQT & TGĐ

Nơi nhận:

- Như trên
- Lưu

February 9, 2023

Mr. Nguyen Thanh Long

Chairman of the Board of Directors and General Director

Thanh Nam Long Construction Co., Ltd

Lot C10-18, Street No. 5, Northwest Urban Area

Vinh Quang Ward, Rach Gia City

Kien Giang Province Vietnam

Re: Termination of Agreement for Participation in PHILUX Infrastructure Fund, a Luxembourg bank fund.

Dear Mr. Long,

This document is to confirm that, in accordance with Article 2 of the Agreement to participate in the Philux Infrastructure Fund signed by and between Thanh Nam Long Co., Ltd and Philux Global Group Inc. on February 2, 2023, this Agreement is terminated immediately herein by Philux Global Group Inc. because Thanh Nam Long Limited Liability Company has not fully performed its obligations under the above Fund Participation Contract.

If you need more information or have any questions, please contact the undersigned.

Thank you.

Respectfully yours,

/signed and sealed/ Henry D Fahman

Henry D Fahman

Chairman & CEO

Recipients:

- As above

- File

Office address: 2323 Main St., Irvine, CA 92614, U.S.A.

* Tel: +1-714-793-9227; Fax: +1-657-204-2692 -- Email: info@philuxglobal.com; Website: www.philuxglobal.com